Execution Version

[CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[***]” HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.]

FORBEARANCE AGREEMENT

WHEREAS, this forbearance agreement (this “Agreement”), dated as of May 1, 2026 (“Effective Date”), is made by and among TerrAscend Corp., an Ontario corporation (“Parent”), TerrAscend USA, Inc., a Delaware corporation (“US Parent”), each other subsidiary of Parent signatory hereto (and, together with US Parent, collectively, the “Borrowers”, and each, individually, a “Borrower”; the Borrowers and Parent are collectively referred to as the “Loan Parties” and, each individually, a “Loan Party”), each lender party hereto (the “Lenders”), and FG Agency Lending LLC, as administrative agent (in such capacity, the “Agent”, and together with the Lenders, the “Secured Parties”). Parent, US Parent, the other Borrowers, the Lenders, and the Agent are referred to herein collectively as the “Parties” and each individually as a “Party”;

WHEREAS, the Loan Parties, the Lenders and the Agent are party to that certain Loan Agreement, dated as of August 1, 2024, as amended by that certain Amendment No. 1 to Loan Agreement, dated as of September 30, 2024, as amended by that certain Amendment No. 2 to Loan Agreement, dated as of July 7, 2025, as amended by that certain Amendment No. 3 to Loan Agreement, dated as of July 15, 2025, and as further amended by that certain Amendment No. 4 to Loan Agreement, dated as of March 4, 2026 (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Parent previously informed the Agent and the Lenders that the Loan Parties determined it is in the best interests of the Loan Parties to cease operating in the State of Michigan and to dispose of all or substantially all of their assets in Michigan (the “Michigan Exit”; the operations of the Loan Parties in Michigan, the “Michigan Operations”) and, pursuant to that certain Letter Agreement dated June 30, 2025, a copy of which is attached hereto as Exhibit A (the “June 30th Letter”), the Agent and Borrowers agreed to certain specified actions in furtherance thereof, as set forth in more detail in the June 30th Letter;

WHEREAS, pursuant to that certain Letter Agreement dated September 19, 2025, a copy of which is attached hereto as Exhibit B (the “September 19th Letter”), the lenders party thereto consented to the Michigan Loan Parties (as defined below) taking certain additional actions in connection with the Michigan Exit, including but not limited to: (i) entry into certain management services agreements, asset purchase agreements, real estate purchase agreements, lease assignment agreements, and membership interest purchase agreements; and (ii) resolution, and payment, of parent company guarantees associated with certain leases in connection with the Michigan Operations;

WHEREAS, to provide the Loan Parties additional time to settle certain material ongoing litigation resulting from the Michigan Exit, the parties entered into that certain Letter Agreement dated April 17, 2026, a copy of which is attached hereto as Exhibit C (the “April 17th Letter”), among the Loan Parties, the Lenders party thereto and the Agent;

WHEREAS, an Event of Default has occurred and is continuing under the Loan Agreement as a result of the Loan Parties failure to meet with the obligations set forth in Section 2(a)(i) of the April 17th Letter (the “Specified Existing Default”);

WHEREAS, as a result of the Specified Existing Default, the Agent, acting at the direction of the Secured Parties, has determined that it is in the best interests of the Secured Parties to seek the appointment of a receiver satisfactory to the Agent (the “Michigan Receiver”) to administer the assets and liabilities of the Michigan Loan Parties and achieve an orderly liquidation of the existing Michigan Assets (as defined in the June 30th Letter) and resolution of the liabilities of the Michigan Loan Parties in existence as of the date hereof (including with respect to any Pending MI Litigation (as defined in the April 17th Letter)) or that may arise during the pendency of such receivership (hereinafter, the “Michigan Receivership”);

WHEREAS, the following Events of Default shall occur as a result of the Michigan Receivership and the consummation of the transactions contemplated thereby: (a) an Event of Default under Section 9.1(j) of the Loan Agreement resulting from the seeking of an entry, approval or ongoing duration of, the Michigan Receivership; and (b) an Event of Default under Section 9.1(q) as a result of the cessation of the business of any Michigan Loan Party resulting from the Michigan Receivership and the consummation of the transactions contemplated thereby (collectively, the “Specified Anticipated Defaults” and, together with the Specified Existing Defaults, the “Specified Defaults”); and

WHEREAS, the Secured Parties are willing to, for the period of time set forth herein and subject to the terms and conditions hereof, forbear from, and refrain from instructing the Agent to engage in, exercising certain rights, remedies, powers, privileges and defenses under the Loan Agreement solely with respect to the Specified Defaults.

AND NOW THEREFORE, in consideration of the covenants and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

Section 1
Definitions

Except as otherwise defined in this Agreement, terms defined in the Loan Agreement are used herein as defined therein. For purposes of this Agreement, the following terms shall have the following meanings:

“Collateral Monitoring Fee” means the collateral monitoring fee equal to $75,000, as set forth in the June 30th Letter.

“Default Related Rights” means any and all of the following rights and/or remedies available to the Agent and any Lender under the Loan Documents or applicable law as a result of the existence of the Specified Defaults, including, without limitation: (i) acceleration of the outstanding Obligations under the Loan Agreement; (ii) enforcement of Agent’s right to foreclose upon the Collateral under the Loan Documents or applicable law, (iii) imposition of the Default Rate, (iv) pursuing any remedies provided in Section 9.2 of the Loan Agreement or under any other Loan Document, and (iv) directing the Agent to exercise any of the foregoing rights or remedies.

“Forbearance Lender Expenses” means all of the following amounts incurred during the Forbearance Period and/or in connection to this Agreement and the transactions contemplated herein: (a) Taxes and insurance premiums required to be paid by a Loan Party under the Loan Documents that are paid or advanced by the Agent or any Lender; (b) Taxes levied on, or assessed, placed or made against any of the Collateral, any Relevant Loans or the Obligations and paid by the Agent or any Lender (excluding Taxes that do not represent a loss, claim, damage, etc. arising from any non-Tax claim); (c) filing, recording, publication and search fees paid or incurred by the Agent or any Lender, including all recording fees and Taxes; (d) the reasonable and documented out-of-pocket costs, fees (including attorneys’, paralegals’, auctioneers’, appraisers’ or consultants’ fees) and expenses incurred by the Agent or any Lender (i) to inspect, copy, audit or examine the books of any Loan Party or inspect, count or appraise any Collateral or obtain any quality of earnings report, (ii) monitor compliance with this Agreement and the other Loan Documents, (iii) to correct any Default or Event of Default or enforce any provision of any of the Loan Documents, whether or not litigation is commenced, (iv) in connection with any restructuring (including but not limited to the Michigan Exit), repayment, refinancing or “workout” of the transactions contemplated by this Agreement or any other Loan Document, and of obtaining performance under this Agreement or any other Loan Document, (v) in gaining possession of, maintaining, handling, protecting, preserving, insuring, storing, shipping, preparing for sale, advertising for sale, selling or foreclosing a Lien upon any of the Collateral, whether or not a sale is consummated, (vi) in structuring, drafting, reviewing, negotiating or preparing this Agreement, any of the Loan Documents or any amendment, modification or waiver of any of the Loan Documents or (vii) in defending the validity, priority or enforceability of Liens; and (e) reasonable travel and other documented out-of-pocket expenses (including all travel, meal and lodging expenses).

“Forbearance Termination Date” means the earliest to occur of (a) the termination of the receivership process; and (b) the occurrence of any Event of Default other than the Specified Defaults.

“Lender Counsel” means Feuerstein Kulick LLP, as counsel to the Agent and certain Lenders, and Dickinson Wright PLLC, as local counsel.

“Michigan Loan Parties” means, collectively, (1) WDB Holding MI, Inc., a Delaware corporation; (2) Spartan Partners Services LLC, a Michigan limited liability company; (3) Spartan Partners Properties LLC, a Michigan limited liability company; (4) Spartan Partners Licensing LLC, a Michigan limited liability company; (5) AEY Holdings, LLC, a Michigan limited liability company; (6) KISA Enterprises MI Inc., a Michigan corporation; (7) Stadium Ventures Inc., a Michigan corporation; (8) Thrive Enterprises LLC, a Michigan limited liability company; and (9) AEY Capital LLC, a Michigan limited liability company.

“Monitor Lease” means that certain Sublease Agreement, dated as of the 31st day of October, 2025, by and between AEY Capital LLC, as sublandlord, Spartan Partners Properties, LLC, as prime landlord, and Monitor Holdings, LLC, as subtenant, with respect to the Monitor Property.

“Monitor Property” means the real property commonly known as 391 Midland, Monitor TWP., MI 48706.

“Successful Exit” means, with respect to the Michigan Receivership, (a) the date on which both of the following have occurred: (i) the discharge of the Michigan Receiver by the relevant court and concurrent termination of the receivership estate of the Michigan Receivership, and (ii) the disposition of the Monitor Property and resolution of material liabilities of the Michigan Loan Parties in a manner satisfactory to Agent, or (b) the Agent, in its sole discretion, agrees that there has been a successful exit to the Michigan Receivership. Upon written request by the Loan Parties to Agent to confirm a Successful Exit has occurred, the Agent shall promptly respond (i) and confirm its agreement that a Successful Exit has occurred, or (ii) provide the basis for which Agent does not agree a Successful Exit has occurred.

Section 2
AcknowledgmentS

To induce the Secured Parties to execute this Agreement, each of the Loan Parties hereby acknowledges, stipulates, represents, warrants and agrees as follows:

(1)
each Specified Default constitutes (or, in the case of a Specified Anticipated Default, will constitute) an Event of Default (i) that, with respect to any Specified Existing Default, has occurred, remains uncured, has not been waived and is continuing as of the date of this Agreement or (ii) that, with respect to any Specified Anticipated Default upon the expiration of the grace period provided therefor, shall constitute an Event of Default. Except for the Specified Defaults, to the knowledge of the Loan Parties, no other Defaults or Events of Default have occurred and are continuing as of the date hereof. Except as expressly set forth in this Agreement, the agreements of the Secured Parties hereunder to forbear in the exercise of their respective Default Related Rights in respect of the Specified Defaults during the Forbearance Period do not in any manner whatsoever limit any right of any of the Lenders to insist upon strict compliance with this Agreement or any other Loan Document during the Forbearance Period;
(2)
to the knowledge of the Loan Parties, nothing has occurred that constitutes or otherwise can be construed or interpreted as a waiver of, or otherwise to limit in any respect, any rights, remedies, powers, privileges and defenses any of the Secured parties have or may have arising as the result of any Event of Default (including the Specified Defaults) that has occurred or that may occur under the Loan Agreement, the Loan Documents or Applicable Law. The Secured Parties’ actions in entering into this Agreement are without prejudice to the rights of any Lender to pursue any and all remedies under the Loan Documents pursuant to applicable law or in equity available to it in its sole discretion upon the termination (whether upon expiration thereof, upon acceleration or otherwise) of the Forbearance Period;
(3)
the obligations of the Loan Parties under this Agreement of any nature whatsoever, whether now existing or hereafter arising, are hereby deemed to be “Obligations” for all purposes of the Loan Agreement and the term “Obligations” when used in the Loan Agreement shall include all such obligations hereunder; and
(4)
to the Loan Parties’ knowledge, each Lender and Agent have acted reasonably, in good faith, and in compliance with applicable law in connection with the negotiation and enforcement of the Loan Agreement, the other Loan Documents, and this Agreement.
Section 3
Limited Forbearance
(1)
Other than institution of the Michigan Receivership, for the period commencing on the Effective Date and ending, subject to Section 3(3) below, automatically without any further notice on the Forbearance Termination Date (such period, the “Forbearance Period”), the Secured Parties agree to forbear from exercising any and all of their Default Related Rights. Moreover, during the Forbearance Period, if any Lender or group of Lenders attempts to exercise their Default Related Rights in respect of the Specified Defaults, the Lenders shall (x) deliver a written notice and direction to the Agent to not seek any such Default Related Rights or pursue any enforcement thereof and (y) use their best efforts to take actions in their power to cause any acceleration that occurs as a result of the Specified Defaults to be rescinded and cancelled, in each case, in accordance with the Loan Agreement.

(2)
The Lenders hereby request that during the Forbearance Period the Agent not take, and direct the Agent not to take or pursue, any Default Related Right. In furtherance of the foregoing sentence, the Agent shall disregard any request from Lenders to enforce any Default Related Rights it may receive during the Forbearance Period if such enforcement request relates solely to the Specified Defaults and not (for the avoidance of doubt) any other Default or Event of Default. The parties hereto agree that this Agreement may be delivered to the Agent on any date during the Forbearance Period, and that the Lenders shall, upon reasonable request from the Loan Parties, provide such further direction to the Agent as may be necessary to effectuate the intent of the foregoing.
(3)
Notwithstanding anything to the contrary, the Agent may elect, in its sole discretion, to reinstate the Forbearance Period if the Forbearance Termination Date is deemed to have occurred as a result of the occurrence of any Event of Default that the Agent determines was reasonably related to the Michigan Receivership but not otherwise the subject of the forbearance of Section 3(1) and which does not otherwise materially and adversely affect the creditworthiness of any of the Loan Parties. In the event that the Agent so elects to reinstate the Forbearance Period, the underlying Event of Default that triggered such Forbearance Termination Date shall (i) constitute a Specified Default for all purposes hereunder as of such date and thereafter and (ii) together with any rights and remedies of the Secured Parties resulting therefrom, be subject to the terms of the forbearance in Section 3(1). The Lenders party hereto hereby authorize the Agent to take any such action the Agent may deem necessary to effectuate the terms of this Section 3(3).
(4)
During the Forbearance Period, the Specified Defaults shall be conditionally waived subject to the terms and requirements expressly set forth herein. Upon the Agent’s written confirmation of the Successful Exit of the Michigan Receivership, the Specified Defaults shall be automatically and irrevocably waived by the Agent and each Lender party hereto, notwithstanding anything to the contrary in any Loan Document (including Section 11.2 of the Loan Agreement) or any requirement that such waiver be separately documented in writing signed by the Agent and each Lender. The waivers set forth and contemplated herein are limited, conditional waivers and shall not be deemed to result in a waiver of any other Event of Default except as expressly provided herein.
(5)
Notwithstanding anything to the contrary herein or in any other Loan Document, during the Forbearance Period, the existence of the Specified Defaults shall not impair, abridge or otherwise limit in any way any right of any Loan Party under the Loan Documents that is conditioned upon the non-existence of an Event of Default, it being agreed by all parties hereto that the Specified Defaults (solely during the Forbearance Period) shall be disregarded for purposes of determining compliance with any such provision (requiring that no Event of Default shall exist).
Section 4
Termination of Forbearance Period

Upon the occurrence of the Forbearance Termination Date, the agreement of the Secured Parties to comply with any of their obligations hereunder, including the agreement to forbear, shall automatically and without any further action or notice terminate and be of no force and effect; it being expressly agreed that the effect of the termination of the Forbearance Period will be to permit the Secured Parties to exercise, or cause the exercise of, any rights, remedies, powers, privileges and defenses available to any of them under the Loan Agreement or applicable law.

Section 5
Representations, Warranties and covenants of the LENDERS
(1)
The Agent and each Lender, severally and not jointly, hereby represents and warrants to the Loan Parties and each other Party (and acknowledges that the Loan Parties and each other Party are relying upon such representations and warranties) that as of the date hereof:
(a)
it is the beneficial holder of, or exercises control and direction and has voting and investment discretion over, the Initial Term Loan, the Delayed Term Loan, and the 2025 Incremental Term Loan in the principal amount(s) set forth on its signature page to this Agreement (the “Relevant Loans” and, together with all obligations owing in respect of the Relevant Loans, including accrued and unpaid interest and any other amount that such Secured Party is entitled to claim in respect of the Relevant Loans pursuant to the Loan Agreement, the “Debt”) and owns no other Debt;
(b)
it has the authority and full power to vote (or direct the voting of), consent, approve changes to, and transfer all of its Debt;
(c)
this Agreement has been duly authorized, executed and delivered by it, and, assuming the due authorization, execution and delivery by the other Parties, this Agreement constitutes the legal, valid and binding obligation of such Secured Party, enforceable in accordance with its terms, subject to (i) Laws of general application and bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally and general principles of equity; and (ii) federal and state cannabis and related Laws in the United States;
(d)
unless it is an individual, it is duly organized and validly existing under the Laws of the jurisdiction of its organization and has all approvals necessary to execute and deliver this Agreement and to perform its obligations hereunder; and
(e)
the execution and delivery of this Agreement by it and the completion by it of the transactions contemplated herein do not and will not, to the best of its knowledge, violate or conflict with any judgment, order, notice, decree, statute, Law (excluding U.S. federal cannabis and related Laws), ordinance, rule or regulation applicable to such Secured Party or any of its Relevant Loans or result (with or without notice and/or the passage of time) in any violation, conflict or breach of, or constitute a default under, or require any consent to be obtained under, its certificate of incorporation, articles, bylaws or other organizational documents.
(2)
During the Forbearance Period, each Lender party hereto (severally and not jointly) hereby acknowledges, covenants and agrees, on behalf of itself and its controlled affiliates not to, directly or indirectly sell, assign, lend, pledge, hypothecate, dispose or otherwise transfer (in each case, a “Transfer”) any of its Relevant Loans or Debt (or permit any of the foregoing with respect to any of its Relevant Loans or Debt) unless such Transfer is pursuant to Section 11.9 of the Loan Agreement to a person who executes a written joinder agreement to be bound by the terms of this Agreement.

Section 6
Loan Parties’ COVENANTS, Representations and Warranties
(1)
Each of the Loan Parties (except if the representation or warranty is expressly applicable to the Borrowers only) hereby jointly and severally represents and warrants to each of the Secured Parties (and each of the Loan Parties acknowledges that each Secured Party is relying upon such representations and warranties) that as of the date hereof:
(a)
this Agreement has been duly authorized, executed and delivered by it, and, assuming the due authorization, execution and delivery by all other Parties, this Agreement constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to (i) Laws of general application and bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally and general principles of equity; and (ii) federal and state cannabis and related Laws in the United States;
(b)
it is duly organized and validly existing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;
(c)
the execution and delivery of this Agreement by it and the completion by it of the transactions contemplated herein do not and will not violate or conflict with any judgment, order, notice, decree, statute, Law (excluding U.S. federal cannabis and cannabis-related Laws), ordinance, rule or regulation applicable to such Loan Party or any of their properties or assets or result (with or without notice or the passage of time) in a violation, conflict or breach of, or constitute a default under, or require any consent to be obtained under its certificate of incorporation, notice of articles, articles, bylaws or other organizational documents, as applicable; and
(d)
except for any representations and warranties that would be untrue or incorrect solely as a result of the existence of the Specified Defaults, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on the Effective Date, as if made on the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date); it being understood that, in each case, any representation or warranty that is qualified as to materiality or Material Adverse Effect shall be correct in all respects.
(2)
[Reserved.]
(3)
The Borrowers shall pay all Forbearance Lender Expenses within seven (7) Business Days of the date such Forbearance Lender Expenses are invoiced to the Loan Parties.
(4)
The Loan Parties shall pay the following obligations:
(a)
[***] Payments: So long as the [***] remains in effect, the Loan Parties agree to make monthly prepayments of principal of the Term Loans in an amount equal to $30,000 and the applicable Exit Fee (each such monthly prepayment, a “[***] Prepayment”). In furtherance of the forgoing, the Loan Parties shall use commercially reasonable efforts to cause the Michigan Receiver to remit to the Agent, on a monthly basis, on each Payment Date the full amount of the [***]

Prepayment for such month, in cash. To the extent that the Michigan Receiver has not paid the [***] Prepayment on behalf of the Michigan Loan Parties on any applicable Payment Date, the non-Michigan Loan Parties shall make such payment to the Agent not later than 5 days of the applicable Payment Date. Except as expressly provided in the foregoing sentence, each [***]Prepayment shall be paid to Agent in cash on each Payment Date (with the exception of the Monitor Fee due on May 1, 2026, which shall be paid prior to the Effective Date) and applied to the outstanding principal balance of the Term Loans in manner provided in the Loan Agreement. The Loan Parties acknowledge and agree that failure to pay any [***] Prepayment within the time period provided in this section shall constitute an automatic and immediate Event of Default under the Loan Documents and termination of the Forbearance Period.
(b)
Collateral Monitoring Fee: Until the Successful Exit of the Michigan Receivership, the Loan Parties shall pay the Collateral Monitoring Fee, which shall be paid quarterly in arrears on the last business day of each calendar quarter pursuant to the June 30th Letter and the September 19th Letter until the substantial completion of the Michigan Exit (as defined in the June 30th Letter). For the avoidance of doubt, the obligations under this Section 4(b) arise pursuant to, and are not in duplication of, any obligation to pay the Collateral Monitoring Fee under the June 30th Letter and the September 19th Letter, which obligation is hereby confirmed and reaffirmed by the Loan Parties in all respects.
(5)
No Loan Party, other than the Michigan Loan Parties, shall make any payment, loan, advance, capital contribution, or other transfer of value (directly or indirectly) to any Michigan Loan Party during the Forbearance Period, except as expressly approved in writing by the Agent.
(6)
Within five (5) days (or such later date as permitted by the court pursuant to the Michigan receivership process) of receipt by the Loan Parties (or any other Person on behalf of the Loan Parties) of Net Cash Proceeds from any Disposition of real property owned by a Michigan Loan Party in connection with the Michigan Exit, the Borrowers shall make a prepayment of the Term Loans in the amount of such Net Cash Proceeds. The Parties agree that the obligations of this Section 6(6) supersede the obligations under Section 3.2(b)(i) of the Loan Agreement solely with respect to real property owned by a Michigan Loan Party sold in connection with the Michigan Exit. For the avoidance of doubt, nothing in this Section 6(6) shall affect the Loan Parties’ obligation to pay accrued interest and any Exit Fees payable under Section 3.1 of the Loan Agreement in connection to any prepayment required hereunder.
Section 7
CONDITIONS PRECEDENT

The effectiveness of this Agreement and the obligations of the Secured Parties hereunder are subject to the satisfaction of the following conditions:

(1)
Receipt by Agent of counterparts of this Agreement executed by the Loan Parties and Secured Parties.
(2)
Payment of all outstanding fees and expenses of Lender Counsel, invoiced at least five (5) Business Days prior to the date hereof.

(3)
No Default or Event of Default other than the Specified Defaults shall have occurred and be continuing.
(4)
As of the Effective Date, the representations and warranties contained in Section 6 of this Agreement shall be true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date and it being understood that any representation or warranty that is qualified as to materiality or Material Adverse Effect shall be correct in all respects.
(5)
On or before the Effective Date, the Loan Parties shall deliver to Lender Counsel: (i) a schedule disclosing all liabilities of each Michigan Loan Party and its subsidiaries, in excess of fifty thousand dollars ($50,000); (ii) lien searches for each of the Michigan Loan Parties; (iii) a summary of the property tax status regarding any remaining real estate collateral in connection with the Michigan Operations; and (iv) evidence that the bank accounts relating to the Monitor Property have been set up subject to documentation satisfactory to Agent.

The Agent shall confirm in writing to Parent (e-mail to suffice) the occurrence of the Effective Date and the satisfaction of the conditions precedent set forth in this Section 7, on behalf of itself and each Lender, which confirmation shall be binding on each Secured Party. Each Lender party hereto irrevocably authorizes the Agent to confirm the satisfaction of the conditions precedent set forth herein upon determination of the same by Agent.

Section 8
No Waiver; Reservation of Rights

Except as provided in Section 3(4), each of the Lenders has not waived, and is not waiving, by the execution of this Agreement, any Default or Event of Default (including the Specified Default) whether now existing or hereafter arising under the Loan Agreement or any other Loan Document, or its respective rights, remedies, powers, privileges and defenses arising as a result thereof or otherwise, and no failure on the part of the Lenders to exercise and no delay in exercising, including without limitation the right to take any enforcement actions, and no course of dealing with respect to, any right, remedy, power, privilege or defense hereunder, under the Loan Agreement, under any other Loan Document, at law or in equity or otherwise, arising as the result of any Default or Event of Default (including the Specified Defaults) whether now existing or hereafter arising under the Loan Agreement or any other Loan Document or the occurrence thereof or any other action by the Loan Parties and no acceptance of partial performance or partial payment by the Lenders, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, privilege or defense hereunder, under the Loan Agreement, any other Loan Document, at law, in equity or otherwise, preclude any other or further exercise thereof or the exercise of any other right, remedy, power, privilege or defense nor shall any failure to specify any Default or Event of Default in this Agreement constitute any waiver of such Default or Event of Default. The rights, remedies, powers, privileges and defenses provided for herein, in the Loan Agreement, and in all other Loan Documents are cumulative and, except as expressly provided hereunder, may be exercised separately, successively or concurrently at the sole discretion of the Lenders, and are not exclusive of any rights, remedies, powers, privileges and defenses provided at law, in equity or otherwise, all of which are hereby expressly reserved.

Section 9
RELEASE

Each Loan Party, on behalf of itself, its Subsidiaries and Affiliates, and each of their successors, representatives, assignees and, whether or not claimed by right of, through or under any Loan Party, past, present and future employees, agents, representatives, officers, directors, members, managers, principals, affiliates, shareholders, trustees, consultants, experts, advisors, attorneys and other professionals (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby fully, finally, and forever remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Secured Parties (solely in their capacity as such), and the Secured Parties’ respective successors, representatives, assignees and past, present and future employees, agents, representatives, officers, directors, members, managers, principals, affiliates, shareholders, trustees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively, “Released Parties”), from any and all manner of action and actions, cause and causes of action, claims, defenses, rights of setoff, charges, demands, counterclaims, suits, debts, obligations, liabilities, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under the Bankruptcy Code or Title 11 of the United States Code and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties) (collectively, “Claims”), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Secured Parties, whether held in a personal or representative capacity, and which are based on any act, circumstance, fact, event or omission or other matter, cause or thing occurring at or from any time prior to (a) the Effective Date and (b) and including the Forbearance Period; provided that any Claims released during the Forbearance Period shall be limited to solely such Claims that, directly or indirectly, arise out of, are connected with, are in respect of or relate to, this Agreement (and any amendments thereto) or any action in connection with the Michigan Exit (including but not limited to actions in the receivership proceeding, any document executed in connection with the Michigan Exit); provided also, that, this Section 9 shall not (i) release any Released Party from any of their obligations arising from this Agreement (including any obligation to forbear from the exercise of any Default Related Rights resulting from, or to waive, the Specified Defaults) and (ii) release any Claims determined by a court of competent jurisdiction to have primarily resulted from the gross negligence or willful misconduct of any Released Party.

Section 10
CONFIRMATION OF GUARANTY AND COLLATERAL DOCUMENTS

Each of the Loan Parties, on behalf of itself and the Guarantor, (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Loan Agreement and the other Loan Documents to which it is a party and (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect; and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Lenders (in each case with respect to clauses (i) and (ii) subject to (A) Laws of general application and bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally and general principles of equity; and (B) federal and state cannabis and related Laws in the United States). Each of the Loan Parties, on behalf of itself and its Guarantor, hereby confirms and ratifies all of its obligations and the Liens granted by it under the Loan Agreement, Loan Documents and other collateral documents to which it is a party. Each of the Loan Parties hereby confirms that it consents to the terms and conditions of this Agreement and the transactions contemplated hereby.

Section 11
Confidentiality and disclosure

[Notwithstanding anything to the contrary in this Agreement, no information with respect to the principal amount of Relevant Loans and Debt in relation to the Loan Parties held or managed by any individual Lender or the identity of any individual Lender shall be disclosed by the Loan Parties or any of their respective subsidiaries or Affiliates, without the prior written consent of each such Lender, provided, however, that such information may be disclosed: (i) to the directors, executives, senior management, auditors, employees, financial advisors and legal advisors (collectively, its “Representatives”) of the Loan Parties, provided that each such Representative, (A) needs to know such information, (B) is informed of this confidentiality provision and the confidential nature of such information, and (C) agrees to act in accordance with the terms of this confidentiality provision; and (ii) in response to, and to the extent required (as determined by such Loan Party following advice of such Loan Party’s legal counsel) by applicable Law, by any stock exchange rules on which any of its securities or those of any of its Affiliates are traded, by any Governmental Authority or by any subpoena or other legal process, including, without limitation, by any court of competent jurisdiction or applicable rules, regulations or procedures of a court of competent jurisdiction; provided that, if it or any of its Representatives is required to disclose the identity or specific holdings of the Lender in the manner set out in the preceding sentence, such Loan Party shall provide the applicable Lender with prompt written notice of any such requirement (including a written copy of the proposed disclosure), to the extent permissible under the circumstances, and such Loan Party shall reasonably cooperate with such Lender (at such Loan Party’s sole expense) in seeking a protective order or other appropriate remedy or waiver of compliance with such requirement; provided further that: (x) the principal amount of Relevant Loans held collectively by all Lenders in the aggregate from time to time may be set out in any public disclosure, including, without limitation, press releases and court materials, produced by the Loan Parties, all in form and substance satisfactory to Borrower Representative and the Required Lenders, and (y) the Loan Parties may disclose the identity of a Lender in any action to enforce this Agreement against such Lender (and only to the extent necessary to enforce this Agreement against such Lender). The Lenders acknowledge that Borrower Representative may file a Current Report on Form 8-K, disclosing the material terms hereof and including this Agreement as an exhibit thereto, with the Securities and Exchange Commission and may file corresponding filings in other jurisdictions, and shall consult with Lender Counsel regarding the contents thereof.

Section 12
Further Assurances

Each Party shall take all such actions as are commercially reasonable, deliver to the other Parties such further information and documents and execute and deliver to the other Parties such further instruments and agreements as another Party shall reasonably request to give effect to this Agreement provided for in this Agreement, to accomplish the purpose of this Agreement or to assure to the other Parties of the benefits of this Agreement, in all such cases at the Borrowers’ expense.

Section 13
Miscellaneous
(1)
The headings in this Agreement are for reference only and shall not affect the meaning or interpretation of this Agreement.
(2)
Unless the context otherwise requires, words importing the singular shall include the plural and vice versa and words importing any gender shall include all genders.
(3)
This Agreement constitutes the entire agreement and supersede all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter hereof.
(4)
This Agreement may be modified, amended or supplemented as to any matter in writing (which may include e-mail) by Loan Parties and the Required Lenders. The Agent hereby acknowledges that the Required Lenders have the right to direct the Agent with respect to any such amendment or modification, subject to the terms of the Loan Agreement).
(5)
Any Person signing this Agreement in a representative capacity (a) represents and warrants that he/she is authorized to sign this Agreement on behalf of the Party he/she represents and that his/her signature upon this Agreement will bind the represented Party to the terms hereof, and (b) acknowledges that the other Parties hereto have relied upon such representation and warranty.
(6)
The agreements, representations and obligations of the Lenders under this Agreement are, in all respects, several and not joint and several.
(7)
This Agreement shall be governed by, construed and interpreted in accordance with the Laws of the State of New York (excluding any conflict of laws rule or principle which might refer such construction to the Laws of another jurisdiction) and all actions or proceedings arising out of or relating to this Agreement shall be heard and determined exclusively by the court.
(8)
It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement and each non-breaching Party shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy of any such breach, including an order by a court of competent jurisdiction requiring any Party to comply promptly with any of such obligations.
(9)
Unless expressly stated otherwise herein, (a) this Agreement is intended to solely bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives; and (b) no other person or entity shall be a third-party beneficiary hereof.
(10)
Loan Parties may not assign, delegate or otherwise transfer any of its rights, interests or obligations under this Agreement without the prior written consent of the other Parties hereto.
(11)
If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions, including terms, covenants and restrictions, of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the Parties shall negotiate in good faith to modify this Agreement to preserve each Party’s anticipated benefits under this Agreement.
(12)
This Agreement may be executed (including by electronic means) in any number of counterparts, each of which (including any electronic transmission of an executed signature page), is deemed to be an original, and such counterparts together constitute one and the same agreement.
(13)
Section 11.5 (Costs and Expenses) of the Loan Agreement is incorporated herein by reference, mutatis mutandis.
Section 14
INDEMNIFICATION

Without duplication of any indemnification obligations of the Loan Parties in Section 11.6 of the Loan Agreement or in any other Loan Document, provided, for the avoidance of doubt, Section 11.6 of the Loan Agreement shall not limit the indemnity obligations hereunder other than to not duplicate anything expressly set forth therein, the Borrowers shall indemnify the Agent, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs (including settlement costs), disbursements and reasonable and documented out-of-pocket fees and expenses (including the reasonable and documented out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee (limited to the fees, costs, client charges and expenses of (i) one firm of lead counsel for the Agent and the Lenders, taken as a whole; and (ii) one local counsel in each relevant jurisdiction (and, in the case of an actual or potential conflict of interest, one additional local counsel in each relevant jurisdiction) for the Agent and the Lenders, taken as a whole)), joint or several, of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted or awarded against any Indemnitee in any way relating to or arising out of or in connection with or by reason of any actual or prospective claim, litigation, investigation or proceeding in any way relating to, arising out of, in connection with or by reason of any of the following, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, litigation or proceeding): the execution, delivery, enforcement, performance or administration of this Agreement or any action in connection with the Michigan Exit including but not limited to actions in the Michigan Receivership proceeding, any document executed in connection with the Michigan Exit, or any other document delivered in connection with the transactions contemplated by this Agreement or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) or the consummation of the transactions contemplated thereby; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, fees and expenses (A) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee, (B) result from a claim brought by the Borrowers or any other Loan Party against an Indemnitee for a material breach of such Indemnitee’s obligations hereunder, if the Borrowers or such Loan Party has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (C) any dispute solely among Indemnitees.

Section 15
RELATIONSHIPS AMONG THE PARTIES

Notwithstanding anything contained in this Agreement to the contrary, (a) the duties and obligations of the Secured Parties under this Agreement shall be several and not joint and several, (b) no Secured Party shall have any responsibility by virtue of this Agreement for any trading by any other Person, (c) no prior history, pattern or practice of sharing confidences among or between any of the Parties shall in any way affect or negate this Agreement, and (d) none of the Secured Parties shall have any fiduciary duty, any duty of trust or confidence in any form or other duties or responsibilities in any kind or form to each other, the Loan Parties or any of the Loan Parties’ other creditors or stakeholders, including as a result of this Agreement or the transactions contemplated herein or in any exhibit hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

[·]
By:
Name:
Title:

Execution Version

Schedule I

Liabilities

[***]

FH12959472.8

DOCPROPERTY "CUS_DocIDChunk0" ACTIVE 712214003v5

Exhibit A

June 30th Letter

(see attached)

2

LETTER AGREEMENT RE: MICHIGAN EXIT

June 30, 2025

TerrAscend USA, Inc.

357 S. Gulph Rd., Ste 330

King of Prussia, PA 19406

Attention: Lynn Gefen

Title: Chief Legal Officer

Re: Loan Agreement

Ms. Gefen:

Reference is made to that certain Loan Agreement, dated as of August 1, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among TerrAscend Corp., an Ontario corporation (“Parent”) as Guarantor, TerrAscend, USA, Inc., a Delaware corporation (“US Parent”), as a Borrower and Borrower Representative, the Subsidiaries of Parent party thereto as Borrowers, each of the Lenders party thereto, and FG Agency Lending LLC, as administrative agent for the lenders (in such capacity, the “Agent”). All capitalized terms used and not otherwise defined herein shall have the meanings specified in the Loan Agreement. This letter agreement (this “Agreement”) constitutes a “Loan Document” under the Loan Agreement.

RECITALS:

WHEREAS, US Parent has informed the Agent and the Lenders that the Loan Parties have determined that it is in the best interests of the Loan Parties to cease operating in the State of Michigan and to dispose of all or substantially all of their assets in Michigan (the “Michigan Exit”; the operations of the Loan Parties in Michigan are hereinafter referred to as, the “Michigan Operations”; as of the date hereof, the Loan Parties with Michigan Operations are set forth on Schedule 1 attached hereto, hereinafter, the “Michigan Loan Parties”; the assets of the Loan Parties in connection with the Michigan Operations (including Equity Interests of any Michigan Loan Party) are hereinafter collectively referred to as, the “Michigan Assets”), and Parent intends to issue a press release substantially in the form attached hereto as Exhibit A to publicly announce the Michigan Exit on or about the date hereof (the “Michigan Exit Public Announcement”);

WHEREAS, the Loan Parties have requested that the Agent and Required Lenders consent to the Specified Actions (as hereinafter defined) in connection with the Michigan Exit, and the Agent and Required Lenders, pursuant to Section 11.2 of the Loan Agreement, are willing to consent to the Specified Actions subject to the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Loan Parties, the Agent and Required Lenders hereto agree as follows:

1.
Consent to Specified Actions.

3

(a)
Notwithstanding anything to the contrary contained in the Loan Agreement, the Agent and Required Lenders consent and agree that each Michigan Loan Party may take any or all of the following actions (the following actions collectively, the “Specified Actions”):
(i)
Delivery of notices of termination and/or termination of its employees employed as of the date hereof and pay severance and/or retention payments to such terminated employees in amounts not to exceed [***] in the aggregate and on such terms as disclosed to Agent in writing;
(ii)
Cease making payments to each landlord under any real property lease in existence as of the date hereof and held by a Michigan Loan Party; provided, however, and for the avoidance of doubt, no Loan Party may enter into any agreements or settlement arrangements with any such landlord without Agent’s express consent in accordance with Section 2 of this Agreement; and
(iii)
Cease paying its trade payables, accrued expenses payable or other accounts payable incurred in the ordinary course of business that exist as of the date hereof and disclosed to Agent in writing; provided, however, and for the avoidance of doubt, no Loan Party may enter into any agreements or settlement arrangements with any counterparty without Agent’s express consent in accordance with Section 2 of this Agreement.
(b)
The Agent and Required Lenders acknowledge and agree that the taking of any Specified Action in accordance with the terms of this Agreement shall not constitute a Default or Event of Default under any Loan Document.
2.
Agent Discretion. Required Lenders hereby agree that Agent, on behalf of the Lenders, is granted the authority to consent, in the Agent’s sole discretion, to any action by the Michigan Loan Parties in connection with the Michigan Exit, including, for the avoidance of doubt, any Disposition of the Michigan Assets provided that such consent shall be made in writing (including, but not limited to, via email in accordance with the notice provisions of Section 11.3 of the Loan Agreement) prior to such action, and that such consent will have the same effect as an amendment, waiver or consent in writing and signed by Agent, Required Lenders and each Borrower in accordance with Section 11.2 of the Loan Agreement. Required Lenders further agree that Agent has authority to take such action, including but not limited to, the execution and delivery of releases of security interest in Collateral contemplated in Section 4.3 of the Loan Agreement, as Agent may deem reasonably necessary in connection with such action described in the foregoing sentence.

3.
Collateral Monitoring.
(a)
On or before July 2, 2025, the Loan Parties shall deliver to Agent, through an electronic portal designated by Agent, a shareable tracker of the progress with respect to all aspects of the Michigan Exit, including reports on the progress and status of each real property, lease of real property, trade payables, accrued expenses payable or other accounts payable and any other liabilities, in form and substance acceptable to Agent (the “Exit Tracker”). Following the initial delivery of the Exit Tracker and until the completion of the Michigan Exit (the “Winddown Period”), the Loan Parties shall update the Exit Tracker at least weekly and (ii) shall provide Agent with all other information with respect to the Michigan Exit as may be requested by Agent.
(b)
Throughout the Winddown period, the Loan Parties shall participate in weekly update conference calls with the Agent to be held on mutually agreed dates and times, during which

4

the Loan Parties shall update the Agent on all matters relevant to the Michigan Exit including updates on the estimated value of the assets and liabilities of the Michigan Assets.
(c)
The Loan Parties shall pay to the Agent, for its own account, a quarterly collateral monitoring fee equal to $75,000 (the “Collateral Monitoring Fee”). The Collateral Monitoring Fee shall begin accruing on the date of the Michigan Exit Public Announcement and shall be paid quarterly in arrears on the last business day of each calendar quarter, with the first such payment due on September 30, 2025, and continuing until the earlier of (i) the substantial completion of the Michigan Exit, as determined by the Agent or (ii) such time as the Obligations have been paid in full.
4.
No Other Consent or Waiver. Except for the waivers or consents expressly set forth in this Agreement with respect to the Specified Actions, the execution, delivery and effectiveness of this Agreement shall not operate as a consent or waiver of any right, power or remedy of the Agent or Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a consent to or waiver of any provision of the Loan Agreement or any of the other Loan Documents, including a waiver of any Default or Event of Default, under the Loan Agreement or under any other Loan Document, whether or not known to the Agent or any Lender and whether or not existing on the date of this Agreement. Except for the waivers or consents expressly set forth in this Agreement with respect to the Specified Actions, the text of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and each Loan Party hereby ratifies and confirms its obligations thereunder.
5.
Release.
(a)
Loan Parties acknowledge that Agent and Required Lenders would not enter into this Agreement without Loan Parties’ assurance hereunder. Except for the obligations arising hereafter under this Agreement, Loan Parties hereby absolutely discharge and release Agent, Lenders and each Related Party of any of the foregoing Persons (collectively, the “Released Parties”) from any known or unknown claims arising on or before the date hereof, which any Loan Party now has against Agent or any Lender of any nature, including any claims that such Loan Party or any of its Related Parties may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan Documents or the transactions contemplated thereby, including the administration and enforcement thereof (collectively, all of the foregoing, the “Claims”). Each Loan Party represents and warrants that they have no knowledge of any Claim by it against any Released Party or of any facts or acts or omissions of the Released Parties which on the date hereof would be the basis of a Claim by a Loan Party against the Released Parties which is not released hereby. Notwithstanding the foregoing, the following are not released hereby: (i) those rights and obligations which are set forth in this Agreement; and (ii) claims of fraud or fraudulent inducement.
(b)
Each Loan Party represents and warrants that neither Agent nor any Lender has at any time directed or participated in any aspect of the management of any Loan Party or the conduct of any Loan Party’s business. Each Loan Party has made all business decisions independently of Lender and Agent.
(c)
Each Loan Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each of the Released Parties that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any of the Released Parties on the basis of any Claim released, remised and discharged by Borrower pursuant to Section 5(a) above. If any Loan Party violates the foregoing covenant, Loan Parties, for themselves and their Related Parties, agree to pay, in addition to such other damages as any of the Released Parties may sustain as a result of such violation, all attorneys’ fees and costs incurred by any of the Released Parties as a result of such violation.

5

(d)
Each Loan Party hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor or other party providing the release does not know or suspect to exist in its favor at the time of executing the release.
(e)
The provisions, waivers and releases set forth in this section are binding upon Loan Parties, and Related Parties, and each and every party claiming rights by or through a Loan Party. The provisions, waivers and releases of this section shall inure to the benefit of Released Parties.
(f)
Each Loan Party warrants and represents that such Loan Party is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and such Loan Party has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Loan Parties shall indemnify and hold harmless Released Parties from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer other than due to the gross negligence or willful misconduct of Released Parties.
(g)
The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Agreement and the Loan Documents, and/or Agent’s actions to exercise any remedy available under the Loan Documents or otherwise.
6.
Amendments; Submission to Jurisdiction; Governing Law; and Counterparts. Sections 11.2 (Amendments), 11.11 (Submission to Jurisdiction; Waivers), 11.12 (Severability), 11.13 (Governing Law), and 11.15 (Execution in Counterparts) of the Loan Agreement are incorporated herein by reference mutatis mutandis.
7.
Conflict with Other Loan Documents. To the extent of any conflict or inconsistency between the terms of this Agreement and any other Loan Document (including the Loan Agreement), the terms of this Agreement shall govern.

[No further text on this page.]

6

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Very truly yours,

FG AGENCY LENDING LLC, as Agent

By:
Name:
Title:

[signature Page to Letter Agreement re: Michigan Exit]

Accepted and agreed to as of the date first written above:

TERRASCEND USA, INC.,

as Loan Party and as Borrower Representative (on behalf of each Borrower)

By: ___________________________

Name: Ziad Ghanem

Title: Chief Executive Officer

WDB HOLDING MI, INC.

SPARTAN PARTNERS CORPORATION

SPARTAN PARTNERS HOLDINGS, LLC

SPARTAN PARTNERS SERVICES LLC

SPARTAN PARTNERS PROPERTIES LLC

SPARTAN PARTNERS LICENSING LLC

AEY HOLDINGS, LLC

KISA ENTERPRISES MI INC.

STADIUM VENTURES INC.

THRIVE ENTERPRISES LLC

MAYDE US LLC

AEY CAPITAL LLC

RKD VENTURES, LLC

PURE RELEAF SP DRIVE, LLC

3 STATE PARK, LLC

as Michigan Loan Parties

By: ___________________________

Name: Ziad Ghanem

Title: Chief Executive Officer

[signature Page to Letter Agreement re: Michigan Exit]

[Required Lenders]

By: ___________________________

Name: ___________________________

Title: ___________________________

[signature Page to Letter Agreement re: Michigan Exit]

SCHEDULE 1

Michigan Loan Parties

1.
WDB Holding MI, Inc., a Delaware corporation;
2.
Spartan Partners Corporation, a Michigan corporation;
3.
Spartan Partners Holdings, LLC, a Michigan limited liability company;
4.
Spartan Partners Services LLC, a Michigan limited liability company;
5.
Spartan Partners Properties LLC, a Michigan limited liability company;
6.
Spartan Partners Licensing LLC, a Michigan limited liability company;
7.
AEY Holdings, LLC, a Michigan limited liability company;
8.
KISA Enterprises MI Inc., a Michigan corporation;
9.
Stadium Ventures Inc., a Michigan corporation;
10.
Thrive Enterprises LLC, a Michigan limited liability company;
11.
Mayde US LLC, a Michigan limited liability company;
12.
AEY Capital LLC, a Michigan limited liability company;
13.
RKD Ventures, LLC, a Michigan limited liability company;
14.
Pure Releaf SP Drive, LLC, a Michigan limited liability company; and
15.
3 State Park, LLC, a Michigan limited liability company.

DOCPROPERTY "CUS_DocIDChunk0" ACTIVE 712214003v5

Execution Version

Exhibit A

Michigan Public Announcement Press Release

Exhibit B

September 19th Letter

(see attached)

2

DOCPROPERTY "CUS_DocIDChunk0" ACTIVE 714393446v8

LETTER AGREEMENT RE: MICHIGAN EXIT

September 19, 2025
(the “Effective Date”)

TerrAscend USA, Inc.

357 S. Gulph Rd., Ste 330

King of Prussia, PA 19406

Attention: Lynn Gefen

Title: Chief Legal Officer

Re: Loan Agreement

Ms. Gefen:

Reference is made to that certain Loan Agreement, dated as of August 1, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among TerrAscend Corp., an Ontario corporation (“Parent”) as Guarantor, TerrAscend, USA, Inc., a Delaware corporation, as a Borrower and Borrower Representative, the Subsidiaries of Parent party thereto as Borrowers (collectively, the “Borrowers” and, together with the Parent, the “Loan Parties”), each of the Lenders party thereto, and FG Agency Lending LLC, as administrative agent for the lenders (in such capacity, the “Agent”). This letter agreement (this “Agreement”) constitutes a “Loan Document” under the Loan Agreement. As used herein, the term “Consenting Lenders” means the Lenders party to this letter agreement (this “Agreement”).

Recitals:

WHEREAS, previously Borrower Representative informed the Agent and the Lenders, pursuant to the Letter Agreement, dated as of June 30, 2025 (the “Initial Letter Agreement”; capitalized terms used but not defined herein have the meaning provided in the Loan Agreement or Initial Letter Agreement, as applicable), among Parent, the Loan Parties with Michigan Operations set forth on Schedule 1 attached hereto (the “Michigan Loan Parties”), each of the Lenders party thereto and the Agent, that the Loan Parties determined that it is in the best interests of the Loan Parties to cease operating in the State of Michigan and to dispose of all or substantially all of their assets in Michigan; and

WHEREAS, the Loan Parties have requested that the Consenting Lenders agree, and the Consenting Lenders have so agreed, to consent to the Specified Actions (as defined below) subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1
Acknowledgments.
(a)
This Agreement constitutes a Loan Document;
(b)
Each Loan Party hereby ratifies and affirms (as of the date hereof) all of its obligations and the Liens granted by it under the Loan Agreement and the other Loan Documents;

3

DOCPROPERTY "CUS_DocIDChunk0" ACTIVE 714393446v8

(c)
The Lenders and the Agent have not waived, released or compromised, do not hereby waive, release or compromise, and may never waive, release or compromise any events, occurrences, acts, or omissions that may constitute or give rise to any Defaults or Events of Default that existed or may have existed, or may presently exist, or may arise in the future, nor does any Lender or the Agent waive any rights and remedies under the Loan Documents, including, without limitation, any Lender’s right to direct the Agent to exercise any of such rights and remedies; and
(d)
This consent to the Specified Actions is limited in nature and, except as expressly set forth herein, the execution and delivery of this Agreement, nor any actions taken in accordance with this Agreement or the Loan Documents, including the Agent’s and the Consenting Lenders’ continued making of loans to the Borrowers, shall not: (i) constitute an extension, modification, or waiver of any aspect of any of the Loan Documents; (ii) extend the due date of any payment or performance of any Obligations or other obligations under the Loan Documents or payable in connection with the Loan Documents; (iii) give rise to any obligation on the part of the Lenders to extend, modify or waive any term or condition of the Loan Documents; (iv) establish any course of dealing with respect to the Loan Documents; or (v) give rise to any defenses or counterclaims to the right of the Lenders to compel payment of the Obligations or otherwise enforce their rights and remedies set forth in the Loan Documents.

SECTION 2
Supplemental Terms, Conditions and Covenants. The parties hereto agree to comply with the following terms, conditions and covenants at all times (or as otherwise required by the applicable provision), in each case, notwithstanding any provision to the contrary set forth in the Loan Agreement and the other Loan Documents:
(a)
Information and Financial Data. The Loan Parties shall deliver all information and financial data set forth on Exhibit A hereto (the “Information and Financial Data”) by the dates specified on such exhibit (or such later date as may be agreed by the Agent in its sole discretion).
(b)
Actions Related to Michigan Exit:
(i)
The Michigan Loan Parties shall use best efforts to promptly (but, solely for the dispositions contemplated in items 1 through 14 of Exhibit B attached hereto, not later than October 1, 2025 (or such later date as agreed by the Agent in its sole discretion)) enter into definitive purchase agreements with respect to all dispensaries and facilities operated by Michigan Loan Parties.
(ii)
Prior to October 1, 2025 (or such later date as agreed by the Agent in its sole discretion), the Michigan Loan Parties shall have reached agreed settlements (other than as expressly disclosed in writing to the Agent and agreed by the Agent to be excluded prior to the Effective Date), on such terms that are satisfactory to the Agent, with respect to all leases pursuant to which there is a guarantee from a Loan Party that is not a Michigan Loan Party (unless otherwise agreed by the Agent in its sole discretion).
(iii)
The Loan Parties shall pay to the Agent, for its own account, the quarterly Collateral Monitoring Fee contemplated by the Initial Letter Agreement, on the last business day of each calendar quarter, with the first such payment due on September 30, 2025.
(c)
Disposition Proceeds. Notwithstanding anything in the Loan Agreement or any other Loan Document to the contrary, the Agent, the Consenting Lenders and the Loan Parties hereby agree that the cash proceeds of any Disposition of the Michigan Assets (including any cash proceeds resulting from any Specified Action) shall be applied as a

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DOCPROPERTY "CUS_DocIDChunk0" ACTIVE 714393446v8

prepayment of the Term Loan plus the applicable Exit Fee within three (3) Business Day after receipt by any Group Company of such cash proceeds.
(d)
Investments. Notwithstanding anything in the Loan Agreement or any other Loan Document to the contrary, each Group Company, covenants and agrees that, without the prior written consent of the Agent, no Group Company that is not a Michigan Loan Party shall be permitted to make any Investment in any Michigan Loan Party, KISA Enterprises MI Inc. (“KISA”) or any other Group Company that becomes subject to a receivership process in Michigan after the Effective Date; provided that with the prior written consent of the Agent (e-mail consent to suffice), any Group Company shall be permitted to make Investments in any Michigan Loan Party so long as the proceeds of such Investment are applied in accordance with the most recent 13-Week Cash Flow Forecast (as defined in Exhibit A) approved by the Agent.

Any breach of the covenants and agreements set forth in this Section 2 shall be an immediate Event of Default under the Loan Agreement.

SECTION 3
Consent to Specified Actions.
(a)
Notwithstanding anything to the contrary contained in the Loan Agreement, the Agent and the Consenting Lenders consent and agree that each Michigan Loan Party or KISA may take any or all of the actions set forth on Exhibit B (collectively, the “Specified Actions”).
(b)
The Agent and the Consenting Lenders acknowledge and agree that the taking of any Specified Action in accordance with the terms of this Agreement shall not constitute a Default or Event of Default under any Loan Document.
(c)
The Consenting Lenders hereby agree that the Agent, on behalf of the Lenders, is granted the authority to consent, in the Agent’s sole discretion, to any action by the Michigan Loan Parties or KISA in connection with the Michigan Exit, including, without limitation, for the avoidance of doubt, (i) any Disposition of the Michigan Assets provided that such consent shall be made in writing (including, but not limited to, via email in accordance with the notice provisions of Section 11.3 of the Loan Agreement) prior to such action, (ii) the initiation (either by the Michigan Loan Parties or the Agent, in the sole discretion of the Agent) of a receivership filing in Michigan state court with respect to the Michigan Loan Parties and the appointment of a receiver that is acceptable to the Agent to facilitate the Michigan Exit and (iii) any actions taken by the Loan Parties that are reasonably related, supplementary, complimentary or ancillary to (or in furtherance of) the consummation of the Specified Actions, and, in each case, such consent will have the same effect as an amendment, waiver or consent in writing and signed by the Agent, all of the Lenders and each Borrower in accordance with Section 11.2 of the Loan Agreement. The Consenting Lenders further agree that the Agent has authority to take such action, including but not limited to, the execution and delivery of releases of security interest in Collateral contemplated in Section 4.3 of the Loan Agreement and the engagement of such legal and financial advisors as determined by the Agent, which shall be paid for by the Loan Parties in accordance with Section 11.6 of the Loan Agreement and Section 9 of this Agreement, in each case as the Agent may deem reasonably necessary in connection with such action described in the foregoing sentence.
(d)
Section 12.6 of the Loan Agreement is incorporated herein by reference mutatis mutandis. The Consenting Lenders hereby acknowledge and agree that the Agent shall not be liable for any action taken or not taken by it as a result of the authority granted to it hereunder by the Consenting Lenders, including without limitation the initiation of a receivership filing in Michigan state court with respect to the Michigan Loan Parties

5

DOCPROPERTY "CUS_DocIDChunk0" ACTIVE 714393446v8

and the appointment of a receiver that is acceptable to the Agent to facilitate the Michigan Exit.
SECTION 4
Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of all of the following conditions precedent:
(a)
the Loan Parties, the Consenting Lenders (which shall constitute at least all Required Lenders) and the Agent shall have executed and delivered this Agreement;
(b)
the Loan Parties shall have paid (i) to the Consenting Lenders a restructuring fee in the aggregate amount of [***], to be offered to all Lenders and paid pro rata to such Lenders in their capacity as Consenting Lenders party hereto (“Restructuring Fee”; such Restructuring Fee being fully earned and payable in cash on the date hereof) and (ii) all other fees, costs and expenses of the Agent to the extent required to be paid on, or otherwise invoiced prior to, the Effective Date; and
(c)
the Agent shall have received an initial 13-Week Cash Flow Forecast, in form, detail and substance satisfactory to the Agent.

SECTION 5
Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Consenting Lenders on the date hereof that:
(a)
the execution, delivery and performance of this Agreement is within its corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action of it;
(b)
this Agreement has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and
(c)
representations and warranties of the Loan Parties contained herein or in the other Loan Documents, after giving effect to this Agreement, are true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality, Material Adverse Effect or similar language) on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties are true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality, Material Adverse Effect or similar language) as of such earlier date.
SECTION 6
Reaffirmation. Each Loan Party consents to the amendment of the Loan Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Loan Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case, as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms the existing security interests granted in favor of the Agent for the benefit of, among others, the Lenders pursuant to the Loan Documents in the Collateral described therein, which security interests shall continue in full force and effect after giving effect to this Agreement to secure the Obligations as and to the extent provided in the Loan Documents.

SECTION 7
Release.
(a)
The Loan Parties acknowledge that the Agent and the Consenting Lenders would not enter into this Agreement without the Loan Parties’ assurance hereunder. Except for the obligations arising hereafter under this Agreement, the Loan Parties hereby absolutely discharge and release the Agent, the Consenting Lenders and each Related

6

DOCPROPERTY "CUS_DocIDChunk0" ACTIVE 714393446v8

Party of any of the foregoing Persons (collectively, the “Released Parties”) from any known or unknown claims arising on or before the date hereof, which any Loan Party now has against Agent or any Consenting Lender of any nature, including any claims that such Loan Party or any of its Related Parties may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan Documents or the transactions contemplated thereby, including the administration and enforcement thereof (collectively, all of the foregoing, the “Claims”). Each Loan Party represents and warrants that they have no knowledge of any Claim by it against any Released Party or of any facts or acts or omissions of the Released Parties which on the date hereof would be the basis of a Claim by a Loan Party against the Released Parties which is not released hereby.
(b)
Each Loan Party represents and warrants that neither the Agent nor any Consenting Lender has at any time directed or participated in any aspect of the management of any Loan Party or the conduct of any Loan Party’s business. Each Loan Party has made all business decisions independently of the Consenting Lenders and the Agent.
(c)
Each Loan Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each of the Released Parties that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any of the Released Parties on the basis of any Claim released, remised and discharged by Borrower pursuant to clause (a) above. If any Loan Party violates the foregoing covenant, Loan Parties, for themselves and their Related Parties, agree to pay, in addition to such other damages as any of the Released Parties may sustain as a result of such violation, all attorneys’ fees and costs incurred by any of the Released Parties as a result of such violation.
(d)
Each Loan Party hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor or other party providing the release does not know or suspect to exist in its favor at the time of executing the release.
(e)
The provisions, waivers and releases set forth in this section are binding upon Loan Parties, and Related Parties, and each and every party claiming rights by or through a Loan Party. The provisions, waivers and releases of this section shall inure to the benefit of Released Parties.
(f)
Each Loan Party warrants and represents that such Loan Party is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and such Loan Party has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Loan Parties shall indemnify and hold harmless Released Parties from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer other than due to the gross negligence or willful misconduct of Released Parties.
(g)
The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Agreement and the Loan Documents, and/or Agent’s actions to exercise any remedy available under the Loan Documents or otherwise.

SECTION 8
Advice from Independent Counsel; Judicial Interpretation. Each of the parties hereto represents and warrants that it (a) is represented by competent legal counsel of its choice, (b) has consulted with counsel regarding this Agreement, (c) has read, fully understood and is fully aware of each of the terms and conditions contained herein, (d) has voluntarily and without coercion, duress or undue

7

DOCPROPERTY "CUS_DocIDChunk0" ACTIVE 714393446v8

influence of any kind entered into this Agreement and (e) intends to be legally bound by this Agreement. There shall be no presumption that the terms hereof shall be more strictly construed against any party hereto by reason of any rule of construction that a document is to be construed more strictly against the party that prepared the same, it being expressly acknowledged and agreed that all parties hereto have participated in the preparation of this Agreement.

SECTION 9
Indemnification; Costs and Expenses. Sections 11.5 and 11.6 of the Loan Agreement are incorporated herein by reference mutatis mutandis. For the avoidance of doubt (but without duplication of any obligations set forth in Sections 11.5 and 11.6 of the Loan Agreement or Loan Agreement), the Loan Parties agree to pay directly or reimburse (at the direction of the Agent) the Agent and the Consenting Lenders, promptly on demand for all reasonable and documented fees, costs, charges and expenses of Foley Hoag LLP, as counsel to the Agent, and Howard & Howard PLLC, as special local counsel to the Agent, in each case incurred in connection with this Agreement and the other agreements and documents executed and/or delivered in connection herewith and therewith or the transactions contemplated hereby or thereby. For the avoidance of doubt, any failure to pay or reimburse the Agent for such fees, costs, charges and expenses shall be an Event of Default under Section 9.1(c) of the Loan Agreement. The provisions of this Section 9 shall survive the termination of this Agreement.

SECTION 10
Amendments; Submission to Jurisdiction; Governing Law; and Counterparts. Sections 11.2 (Amendments), 11.11 (Submission to Jurisdiction; Waivers), 11.12 (Severability), 11.13 (Governing Law), and 11.15 (Execution in Counterparts) of the Loan Agreement are incorporated herein by reference mutatis mutandis.

SECTION 11
Conflict with Other Loan Documents. To the extent of any conflict or inconsistency between the terms of this Agreement and any other Loan Document (including the Loan Agreement), the terms of this Agreement shall govern.

[Signature Pages to Follow]

8

DOCPROPERTY "CUS_DocIDChunk0" ACTIVE 714393446v8

IN WITNESS WHEREOF, each of the undersigned has caused this letter agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Very truly yours,

FG AGENCY LENDING LLC, as Agent

By:
Name:
Title:

[Signature Page to Letter Agreement re: Michigan Exit]

CONSENTING LENDERS:

[____]

By: ___________________________________

Name:

Title:

[Signature Page to Letter Agreement re: Michigan Exit]

GUARANTOR: TERRASCEND CORP. By: Name: Ziad Ghanem Title: Chief Executive Officer

[Signature Page to Letter Agreement re: Michigan Exit]

BORROWERS:

SPARTAN PARTNERS CORPORATION

SPARTAN PARTNERS HOLDINGS, LLC

SPARTAN PARTNERS SERVICES LLC

SPARTAN PARTNERS PROPERTIES LLC

SPARTAN PARTNERS LICENSING LLC

WDB HOLDING MI, INC.

AEY HOLDINGS, LLC

AEY CAPITAL LLC

KISA ENTERPRISES MI INC.

3 STATE PARK, LLC

PURE RELEAF SP DRIVE, LLC

RKD VENTURES, LLC

STADIUM VENTURES INC.

THRIVE ENTERPRISES LLC

MAYDE US LLC

WDB HOLDING CA, INC.

WDB HOLDING PA, INC.

APOTHECARIUM DISPENSING LLC

IHC MANAGEMENT LLC

ILERA HEALTCHARE LLC

ILERA DISPENSING LLC

ILERA SECURITY LLC

235 MAIN STREET MERCERSBURG LLC

ILERA INVESTCO I, LLC

ILERA DISPENSING 2 LLC

ILERA DISPENSING 3 LLC

GUADCO LLC

KCR HOLDINGS LLC

PA STORE 299 LLC

ABI SF LLC

BTHHM BERKELEY, LLC

DEEP THOUGHT LLC

HOWARD STREET PARTNERS, LLC

RHMT, LLC.

BLUE RIDGE WELLNESS LLC

ALLEGANY MEDICAL MARIJUANA DISPENSARY LLC

V PRODUCTS, LLC

ALLEGANY CBD WELLNESS SHOP INCORPORATED

MOOSE CURVE HOLDINGS, LLC

HEMPAID LLC

DERBY1, LLC

HERBICULTURE INC.

HMS HEALTH, LLC

HMS PROCESSING LLC

HMS HAGERSTOWN, LLC

[Signature Page to Letter Agreement re: Michigan Exit]

TER HOLDING MD, INC.

WDB HOLDING MD, INC.

WELL AND GOOD, INC.

WELL AND GOOD 2, INC.

OHIO DISPENSING 1, LLC

WDB HOLDING OH, INC.

TERRASCEND USA SERVICES, LLC

TERRASCEND USA, INC.

2668420 ONTARIO INC.

COOKIES RETAIL CANADA CORP.

TERRASCEND CANADA INC.

By:

Name: Ziad Ghanem

Title: Chief Executive Officer

TER NJ DISPENSING 1, LLC

TERRASCEND NJ LLC

By:

Name: Ziad Ghanem

Title: TerrAscend Representative

TERRASCEND GROWTH CORP. By: Name: Ari Unterman Title: President

[Signature Page to Letter Agreement re: Michigan Exit]

SCHEDULE 1

Michigan Loan Parties

16.
WDB Holding MI, Inc., a Delaware corporation;
17.
Spartan Partners Corporation, a Michigan corporation;
18.
Spartan Partners Holdings, LLC, a Michigan limited liability company;
19.
Spartan Partners Services LLC, a Michigan limited liability company;
20.
Spartan Partners Properties LLC, a Michigan limited liability company;
21.
Spartan Partners Licensing LLC, a Michigan limited liability company;
22.
AEY Holdings, LLC, a Michigan limited liability company;
23.
Stadium Ventures Inc., a Michigan corporation;
24.
Thrive Enterprises LLC, a Michigan limited liability company;
25.
Mayde US LLC, a Michigan limited liability company;
26.
AEY Capital LLC, a Michigan limited liability company;
27.
RKD Ventures, LLC, a Michigan limited liability company;
28.
Pure Releaf SP Drive, LLC, a Michigan limited liability company; and
29.
3 State Park, LLC, a Michigan limited liability company.

EXHIBIT A

Information and Financial Data.

[***]

Execution Version

EXHIBIT B

Specified Actions

[***]

Exhibit C

April 17th Letter

(see attached)

LETTER AGREEMENT RE: PENDING LITIGATION

April 17, 2026
(the “Effective Date”)

TerrAscend USA, Inc.

357 S. Gulph Rd., Ste 330

King of Prussia, PA 19406

Attention: Lynn Gefen

Title: Chief Legal Officer

Re: Pending Litigation

Ms. Gefen:

Reference is made to that certain Loan Agreement, dated as of August 1, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among TerrAscend Corp., an Ontario corporation (“Parent”) as Guarantor, TerrAscend, USA, Inc., a Delaware corporation, as a Borrower and Borrower Representative, the Subsidiaries of Parent party thereto as Borrowers (collectively, the “Borrowers” and, together with the Parent, the “Loan Parties”), each of the Lenders party thereto, and FG Agency Lending LLC, as administrative agent for the lenders (in such capacity, the “Agent”). This letter agreement (this “Agreement”) constitutes a “Loan Document” under the Loan Agreement. As used herein, the term “Consenting Lenders” means the Lenders party to this letter agreement (this “Agreement”).

Recitals:

WHEREAS, pursuant to that certain Letter Agreement dated September 19, 2025, (i) the lenders party thereto consented to certain Loan Parties with operations in the State of Michigan (the “Michigan Loan Parties”) taking certain actions to cease such operations and to dispose of all or substantially all of the Michigan Loan Parties’ assets (the “Michigan Exit”) and (ii) the Borrowers agreed to, among other things, reach settlement agreements on terms satisfactory to the Agent with respect to all leases of a Michigan Loan Party pursuant to which there is a guarantee from a non-Michigan Loan Party (the “Specified Leases”);

WHEREAS, after good faith attempts to settle the Specified Leases, Borrowers have not been able to reach settlement agreements with respect to all Specified Leases and the Borrower Representative informed the Agent and the Lenders of the pending (or threatened) litigation matters with respect to certain of the Specified Leases and other litigation matters, as more particularly set forth on Schedule 1 attached hereto (the “Pending MI Litigation”);

WHEREAS, the Loan Parties have requested additional time to settle the Pending MI Litigation and, subject to the terms and conditions set forth in this Agreement, the Agent and Lenders have agreed to such request;

WHEREAS, Agent has a perfected, first-priority (subject to Permitted Liens) security interest in and to the Collateral of the Michigan Loan Parties pursuant to the Loan Documents; and

2

WHEREAS, the Pending MI Litigation poses a continuing risk to the remaining Collateral of the Michigan Loan Parties.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1
Acknowledgments.
(a)
This Agreement constitutes a Loan Document.
(b)
The Lenders and the Agent have not waived, released or compromised, do not hereby waive, release or compromise, and may never waive, release or compromise any events, occurrences, acts, or omissions that may constitute or give rise to any Defaults or Events of Default that existed or may have existed, or may presently exist, or may arise in the future, nor does any Lender or the Agent waive any rights and remedies under the Loan Documents, including, without limitation, any Lender’s right to direct the Agent to exercise any of such rights and remedies.
(c)
This Agreement is limited in nature and, except as expressly set forth herein, the execution and delivery of this Agreement, nor any actions taken in accordance with this Agreement or the Loan Documents, including the Agent’s and the Consenting Lenders’ continued making of loans to the Borrowers, shall not: (i) constitute an extension, modification, or waiver of any aspect of any of the Loan Documents; (ii) extend the due date of any payment or performance of any Obligations or other obligations under the Loan Documents or payable in connection with the Loan Documents; (iii) give rise to any obligation on the part of the Lenders to extend, modify or waive any term or condition of the Loan Documents; (iv) establish any course of dealing with respect to the Loan Documents; or (v) give rise to any defenses or counterclaims to the right of the Lenders to compel payment of the Obligations or otherwise enforce their rights and remedies set forth in the Loan Documents.
(d)
Except as otherwise defined in this Agreement, terms defined in the Loan Agreement are used herein as defined therein.

SECTION 2
Supplemental Terms, Conditions and Covenants. The parties hereto agree to comply with the following terms, conditions and covenants at all times (or as otherwise required by the applicable provision), in each case, notwithstanding any provision to the contrary set forth in the Loan Agreement and the other Loan Documents:
(a)
Actions Related to Pending MI Litigation:
(i)
Resolution of Pending MI Litigation. Not later than 5:00 p.m. (New York City time) on May 1, 2026 (or such later date and time as agreed by the Agent in its sole discretion), the Michigan Loan Parties shall have reached agreed settlements, on terms and substance satisfactory to the Agent, with respect to the Pending MI Litigation.
(ii)
Litigation Tracker. Commencing on April 29, 2026, and continuing weekly on each Wednesday occurring thereafter (or if such day is not a Business Day, the next succeeding Business Day), the Loan Parties shall deliver to Agent, weekly updates summarizing the progress with respect to settlement of the Pending MI Litigation, and shall provide Agent with all other information with respect to the Pending MI Litigation as may be requested by Agent. For the avoidance of

3

doubt, this obligation shall be in addition to Section 7.2(m) of the Loan Agreement and all other obligations of the Loan Parties under the Loan Agreement.

Any breach of the covenants and agreements set forth in this Section 2(a) shall be an immediate Event of Default under Section 9.1 of the Loan Agreement, and shall not be subject to any cure period.

(b)
Stipulation to Receivership and Venue:

(i)
Upon the occurrence of an Event of Default under Section 2 hereof, the Loan Parties shall stipulate to and fully cooperate in the Agent’s remedies predicated upon that associated Event of Default, including but not limited to, insolvency proceedings and the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of its remedies with respect to such appointment without prior notice or hearing as to such appointment (the “Receivership”).
(ii)
The Receivership shall be filed in Oakland County Circuit Court and the Michigan Loan Parties shall stipulate to the entry of the underlying receivership order appointing a qualified receiver of Agent’s choosing to take possession of any Collateral owned or otherwise held by the Michigan Loan Parties, and to enforce the Lenders’ remedies with respect to such appointment without further notice or hearing as to such appointment.

SECTION 3
Conditions Precedent. This Agreement is subject to the satisfaction of all of the following conditions precedent:
(a)
the Loan Parties, the Consenting Lenders (which shall constitute at least all Required Lenders) and the Agent shall have executed and delivered this Agreement.
(b)
the Loan Parties shall have paid all costs and expenses of the Agent invoiced prior to the date hereof.

SECTION 4
Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Consenting Lenders on the date hereof that:
(a)
the execution, delivery and performance of this Agreement is within its corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action of it;
(b)
this Agreement has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and
(c)
representations and warranties of the Loan Parties contained herein or in the other Loan Documents, after giving effect to this Agreement, are true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality, Material Adverse Effect or similar language) on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties are true and correct in all material respects (or in all respects if any such representation or warranty is

4

already qualified by materiality, Material Adverse Effect or similar language) as of such earlier date.

SECTION 5
Reaffirmation. Each Loan Party consents to the amendment of the Loan Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Loan Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case, as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms the existing security interests in the Collateral granted in favor of the Agent for the benefit of, among others, the Lenders pursuant to the Loan Documents described therein, which security interests shall continue in full force and effect after giving effect to this Agreement to secure the Obligations as and to the extent provided in the Loan Documents.

SECTION 6
Release.
(a)
The Loan Parties acknowledge that the Agent and the Consenting Lenders would not enter into this Agreement without the Loan Parties’ assurance hereunder. Except for the obligations arising under this Agreement, the Loan Parties hereby absolutely discharge and release the Agent, the Consenting Lenders and each Related Party of any of the foregoing Persons (collectively, the “Released Parties”) from any known or unknown claims arising on or before the date hereof, which any Loan Party now has against Agent or any Consenting Lender of any nature, including any claims that such Loan Party or any of its Related Parties may in the future discover they would have now if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan Documents or the transactions contemplated thereby, including the administration and enforcement thereof (collectively, all of the foregoing, the “Claims”). Each Loan Party represents and warrants that they have no knowledge of any Claim by it against any Released Party or of any facts or acts or omissions of the Released Parties which on the date hereof would be the basis of a Claim by a Loan Party against the Released Parties which is not released hereby.
(b)
Each Loan Party represents and warrants that neither the Agent nor any Consenting Lender has at any time directed or participated in any aspect of the management of any Loan Party or the conduct of any Loan Party’s business. Each Loan Party has made all business decisions independently of the Consenting Lenders and the Agent.
(c)
Each Loan Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each of the Released Parties that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any of the Released Parties on the basis of any Claim released, remised and discharged by Borrower pursuant to clause (a) above. If any Loan Party violates the foregoing covenant, Loan Parties, for themselves and their Related Parties, agree to pay, in addition to such other damages as any of the Released Parties may sustain as a result of such violation, all attorneys’ fees and costs incurred by any of the Released Parties as a result of such violation.
(d)
Each Loan Party hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a

5

general release does not extend to claims which the creditor or other party providing the release does not know or suspect to exist in its favor at the time of executing the release.
(e)
The provisions, waivers and releases set forth in this section are binding upon Loan Parties, and Related Parties, and each and every party claiming rights by or through a Loan Party. The provisions, waivers and releases of this section shall inure to the benefit of Released Parties.
(f)
Each Loan Party warrants and represents that such Loan Party is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and such Loan Party has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Loan Parties shall indemnify and hold harmless Released Parties from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer other than due to the gross negligence or willful misconduct of Released Parties.
(g)
The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Agreement and the Loan Documents, and/or Agent’s actions to exercise any remedy available under the Loan Documents or otherwise.

SECTION 7
Indemnification. In addition to, but without duplication of, the Loan Parties’ Obligations under Section 11.6 of the Loan Agreement, as of the Effective Date, the Borrowers shall indemnify the Agent, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs (including settlement costs), disbursements and reasonable and documented out-of-pocket fees and expenses (including the reasonable and documented out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee (limited to the fees, costs, client charges and expenses of (i) one firm of lead counsel for the Agent and the Lenders, taken as a whole; and (ii) one local counsel in each relevant jurisdiction (and, in the case of an actual or potential conflict of interest, one additional local counsel in each relevant jurisdiction) for the Agent and the Lenders, taken as a whole)), joint or several, of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted or awarded against any Indemnitee in any way relating to or arising out of or in connection with or by reason of any actual or prospective claim, litigation, investigation or proceeding in any way relating to, arising out of, in connection with or by reason of any of the following, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, litigation or proceeding): the execution, delivery, enforcement, performance or administration of this Agreement or any action in connection with the Michigan Loan Parties, any document executed in connection with the Michigan Loan Parties, or any other document delivered in connection with the transactions contemplated by this Agreement or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) or the consummation of the transactions contemplated thereby; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, fees and expenses (A) are determined by a court of

6

competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (B) result from a claim brought by the Borrowers or any other Loan Party against an Indemnitee for a material breach of such Indemnitee’s obligations hereunder, if the Borrowers or such Loan Party has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (C) any dispute solely among Indemnitees.

SECTION 8
Advice from Independent Counsel; Judicial Interpretation. Each of the parties hereto represents and warrants that it (a) is represented by competent legal counsel of its choice, (b) has consulted with counsel regarding this Agreement, (c) has read, fully understood and is fully aware of each of the terms and conditions contained herein, (d) has voluntarily and without coercion, duress or undue influence of any kind entered into this Agreement and (e) intends to be legally bound by this Agreement. There shall be no presumption that the terms hereof shall be more strictly construed against any party hereto by reason of any rule of construction that a document is to be construed more strictly against the party that prepared the same, it being expressly acknowledged and agreed that all parties hereto have participated in the preparation of this Agreement.

SECTION 9
Costs and Expenses. Section 11.5 of the Loan Agreement is incorporated herein by reference mutatis mutandis. For the avoidance of doubt (but without duplication of any obligations set forth in Sections 11.5 of the Loan Agreement), the Loan Parties agree to pay directly or reimburse (at the direction of the Agent) the Agent and the Consenting Lenders, promptly on demand for all reasonable and documented fees, costs, charges and expenses of Feuerstein Kulick LLP, as counsel to the Agent, and Dickinson Wright PLLC, as special local counsel to the Agent, in each case incurred in connection with this Agreement and the other agreements and documents executed and/or delivered in connection herewith and therewith or the transactions contemplated hereby or thereby. For the avoidance of doubt, any failure to pay or reimburse the Agent for such fees, costs, charges and expenses shall be an Event of Default under Section 9.1(c) of the Loan Agreement. The provisions of this Section 9 shall survive the termination of this Agreement.

SECTION 10
Amendments; Submission to Jurisdiction; Governing Law; and Counterparts. Sections 11.2 (Amendments, Etc), 11.11 (Submission to Jurisdiction; Waivers), 11.12 (Severability), 11.13 (Governing Law), and 11.15 (Execution in Counterparts; Electronic Signatures) of the Loan Agreement are incorporated herein by reference mutatis mutandis.

SECTION 11
Conflict with Other Loan Documents. To the extent of any conflict or inconsistency between the terms of this Agreement and any other Loan Document (including the Loan Agreement), the terms of this Agreement shall govern.

[Signature Pages to Follow]

7

IN WITNESS WHEREOF, each of the undersigned has caused this letter agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Very truly yours,

FG AGENCY LENDING LLC, as Agent

By:
Name:
Title:

[Signature Page to Letter Agreement re: Pending Litigation]

CONSENTING LENDERS:

[____]1

By: ___________________________________

Name:

Title:

[Signature Page to Letter Agreement re: Pending Litigation]

GUARANTOR: TERRASCEND CORP. By: Name: Ziad Ghanem Title: Chief Executive Officer

[Signature Page to Letter Agreement re: Pending Litigation]

BORROWERS:

SPARTAN PARTNERS CORPORATION

SPARTAN PARTNERS HOLDINGS, LLC

SPARTAN PARTNERS SERVICES LLC

SPARTAN PARTNERS PROPERTIES LLC

SPARTAN PARTNERS LICENSING LLC

WDB HOLDING MI, INC.

AEY HOLDINGS, LLC

AEY CAPITAL LLC

KISA ENTERPRISES MI INC.

3 STATE PARK, LLC

PURE RELEAF SP DRIVE, LLC

RKD VENTURES, LLC

STADIUM VENTURES INC.

THRIVE ENTERPRISES LLC

MAYDE US LLC

WDB HOLDING CA, INC.

WDB HOLDING PA, INC.

APOTHECARIUM DISPENSING LLC

IHC MANAGEMENT LLC

ILERA HEALTCHARE LLC

ILERA DISPENSING LLC

ILERA SECURITY LLC

235 MAIN STREET MERCERSBURG LLC

ILERA INVESTCO I, LLC

ILERA DISPENSING 2 LLC

ILERA DISPENSING 3 LLC

GUADCO LLC

KCR HOLDINGS LLC

PA STORE 299 LLC

ABI SF LLC

BTHHM BERKELEY, LLC

DEEP THOUGHT LLC

HOWARD STREET PARTNERS, LLC

RHMT, LLC.

BLUE RIDGE WELLNESS LLC

ALLEGANY MEDICAL MARIJUANA DISPENSARY LLC

V PRODUCTS, LLC

ALLEGANY CBD WELLNESS SHOP INCORPORATED

MOOSE CURVE HOLDINGS, LLC

HEMPAID LLC

DERBY1, LLC

HERBICULTURE INC.

HMS HEALTH, LLC

HMS PROCESSING LLC

HMS HAGERSTOWN, LLC

[Signature Page to Letter Agreement re: Pending Litigation]

TER HOLDING MD, INC.

WDB HOLDING MD, INC.

WELL AND GOOD, INC.

WELL AND GOOD 2, INC.

OHIO DISPENSING 1, LLC

WDB HOLDING OH, INC.

TERRASCEND USA SERVICES, LLC

TERRASCEND USA, INC.

2668420 ONTARIO INC.

COOKIES RETAIL CANADA CORP.

TERRASCEND CANADA INC.

By:

Name: Ziad Ghanem

Title: Chief Executive Officer

TER NJ DISPENSING 1, LLC

TERRASCEND NJ LLC

By:

Name: Ziad Ghanem

Title: TerrAscend Representative

TERRASCEND GROWTH CORP. By: Name: Ari Unterman Title: President

[Signature Page to Letter Agreement re: Pending Litigation]

SCHEDULE 1

Pending MI Litigation

[***]

[Signature Page to Letter Agreement re: Pending Litigation]